UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Amendment No. 1 to
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 20, 2009
ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

551 Fifth Avenue, Suite 300, New York, New York	10176

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 297-0200
N/A

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 24, 2009, ABM Industries Incorporated (“ABM”) and International Business Machines Corporation (the “Supplier”), entered into (i) an Amended and Restated Master Professional Services Agreement (the “Amended and Restated Agreement”), which amends and restates that certain Master Professional Services Agreement dated October 1, 2006, and (ii) a Transition Agreement (the “Transition Agreement”). As previously disclosed in ABM’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2009 (the “Original 8-K”), the purpose of the Amended and Restated Agreement and the Transition Agreement was to memorialize and supersede the applicable terms of the binding Memorandum of Understanding (the “MOU”) entered into by ABM and the Supplier on January 20, 2009. Pursuant to the terms of the MOU, upon the execution of both the Amended and Restated Agreement and the Transition Agreement, the MOU was superseded and was no longer of any force or effect.
     The material terms and conditions of the Amended and Restated Agreement and the Transition Agreement are consistent with the MOU and were previously described in the Original 8-K. The Amended and Restated Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference and the Transition Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
On February 26, 2009, the Company issued a press release announcing the execution of the Amended and Restated Agreement and the Transition Agreement. A copy of the press release relating to the execution of the Amended and Restated Agreement and the Transition Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
     10.1 Amended and Restated Master Services Agreement dated February 24, 2009, by and between ABM Industries Incorporated and International Business Machines Corporation.
     10.2 Transition Agreement dated February 24, 2009, by and between ABM Industries Incorporated and International Business Machines Corporation.
     99.1 Press release dated February 26, 2009 issued by ABM Industries Incorporated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED
Dated: February 26, 2009	By:	/s/ Sarah H. McConnell
Sarah H. McConnell
Senior Vice President and General Counsel

EXHIBIT INDEX
     10.1 Amended and Restated Master Services Agreement dated February 24, 2009, by and between ABM Industries Incorporated and International Business Machines Corporation.
     10.2 Transition Agreement dated February 24, 2009, by and between ABM Industries Incorporated and International Business Machines Corporation.
     99.1 Press release dated February 26, 2009 issued by ABM Industries Incorporated.